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                                                  File No. 333-13185
                                                  Rule 497 (e)


                         CONSECO FUND GROUP

                 SUPPLEMENT DATED FEBRUARY 21, 1997
         TO CLASS Y SHARES PROSPECTUS DATED JANUARY 2, 1997


        On February 21, 1997, the Board of Trustees met to a p p r ove, among other things, the investment advisory agreements for the Equity, Asset Allocation and Fixed Income Funds (collectively, the Funds ). At its meeting, the Board of Trustees also voted to approve proxy materials for a special meeting of shareholders to be held on or about March 28, 1997. Pending shareholder approval of the investment advisory agreements, the Trust s investment adviser will waive all fees payable from the Funds under the advisory agreements.

        The Trust s Class Y Prospectus should generally be read in light of the Board s actions and the following changes in the Fee Table on page 3:

   FEE TABLE

        The following fee table is provided to assist investors in understanding the various costs and expenses which may be borne directly or indirectly by an investment in Class Y shares of the Funds.

                                                     Asset    Fixed
           Shareholder Transaction         Equity   Allocat  Income
           Expenses                                   ion


           Maximum Sales Charge Imposed
           on Purchase (as a percentage      None     None    None
           of offering price)

           Maximum Sales Charge Imposed
           on Reinvested Dividends (as a     None     None    None
           percentage of offering price)
           Deferred Sales Charge             None     None    None

           Redemption Fees                   None     None    None

           Annual Fund Operating Expenses
           (as a percentage of average
           net assets)
                          (1)
           Management Fees                    .70%     .70%    .40%


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           Administrative Fees               .20%     .20%    .20%

           12b-1 Distribution and Service    None     None    None
                              Fees
                                             .10%     .10%     0%
           Other Expenses (less voluntary
           fee waivers and
           reimbursements)

           Total Operating Expenses         1.00%    1.00%    .60%
                                (2)           (after reimbursement)

   (1) The Adviser has voluntarily undertaken to reduce its advisory fee with respect to the Fixed Income Fund to .40% of the Fund s average daily net assets until April 30, 1998. Absent such undertaking, the advisory fee would have been .45% of the Fund s average daily net assets.

   (2) The expense information set forth above reflects a voluntary commitment of Conseco Capital Management, Inc., Conseco Services LLC and Conseco Equity Sales, Inc. to waive their fees and/or reimburse to the Funds a portion of the fees due them under the Investment Advisory Agreement, Administration Agreement and/or Distribution and Service Plan through April 30, 1998. The voluntary commitment provides that the Total Operating Expenses for the Funds, on an annual basis, will not exceed the amounts set forth above, which amounts remain unchanged from the Total Operating Expenses set forth in the January 2, 1997 prospectus. If the Adviser had not undertaken to limit Fund expenses as described above, it is estimated that the Total Operating Expenses would be 1.15%, 1.15% and .85% of the average daily net assets of the Equity, Asset Allocation and Fixed Income Funds, respectively.


   WDC:  7136_1
















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